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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                  ___________

                                   FORM 8-K

                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 16, 2000


                          CFW COMMUNICATIONS COMPANY
              (Exact Name of Registrant as Specified in Charter)

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
       Virginia                    0-16751                      54-1443350
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                                P. O. Box 1990
                          Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                (540) 946-3500
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     The purpose of this Form 8-K is to make publicly available certain information relating to (i) certain previously announced acquisitions and dispositions contemplated by CFW Communications and (ii) the financing of those transactions.

                          FORWARD-LOOKING STATEMENTS

     This filing contains certain "forward-looking statements," as defined in
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on the beliefs of our management, as well as assumptions made by, and information currently available to, our management. We have used these forward-looking statements on our current expectations and projections about future events and trends affecting the financial condition of our business. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statement made by us or on our behalf, including, among other things:

     . changes in industry conditions created by federal and state legislation and regulations;
     . successful integration of acquisitions;
     . the achievement of build-out, operational, capital, financing and marketing plans relating to deployment of PCS services;
     . retention of our existing customer base and service levels and our ability to attract new customers;
     . continuation of economic growth and demand for wireless and wireline communications services;
     . rapid changes in technology;
     . the competitive nature of the wireless telephone and other communications services industries;
     . adverse changes in the roaming rates we charge and pay;
     . the capital intensity of the wireless telephone business and our debt structure;
     . our substantial debt obligations and our ability to service those obligations;
     . the cash flow and financial performance of our subsidiaries;
     . restrictive covenants and consequences of default contained in our financing arrangements;
     . completion of our anticipated merger with R&B Communications;
     . our opportunities for growth through acquisitions and investments and our ability to manage this growth;
     . the level of demand for competitive local exchange services in smaller markets;
     . our ability to manage and monitor billing; and . possible health effects of radio frequency transmission.

     Words and phrases such as "expects," "estimates," "intends," "believes," "projection," "will continue" and "is anticipated" are intended to identify forward-looking statements. The results referred to in forward-looking statements may differ materially from actual results because they involve estimates, assumptions and uncertainties. We undertake no obligation to update or revise any forward-looking statements or to advise of changes in the assumptions on which they are based, whether as a result of new information, future events or otherwise. All forward-looking statements should be viewed with caution.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b) Historical Financial Statements and Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits.

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
     10.1     Agreement and Plan of Merger dated June 16, 2000 by and between R&B
              Communications, Inc., R&B Combination Company and CFW Communications
              Company
     10.2     Letter dated June 16, 2000 relating to Asset Exchange Agreement dated
              May 17, 2000 between RSA 6 Cellular Limited Partnership and PrimeCo
              PCS, L.P.
     23.1     Consent of McGladrey & Pullen, LLP
     23.2     Consent of Phibbs, Burkholder, Geisert & Huffman, LLP
     23.3     Consent of PricewaterhouseCoopers LLP
     99.1*    Recent Developments
     99.2*    Unaudited pro forma consolidated financial information of CFW
              Communications Company.
     99.3.1*  Selected Historical Consolidated Financial and Operating Data and Management's
              Discussion and Analysis - CFW Communications Company
     99.3.2*  Selected Historical Financial and Operating Data and  Management's Discussion and
              Analysis - Richmond-Norfolk PCS
     99.3.3*  Selected Historical Consolidated Financial and Operating Data and Management's Discussion
              and Analysis - R&B Communications, Inc.
     99.3.4*  Selected Historical Financial and Operating Data and Management's Discussion and
              Analysis - Virginia PCS Alliance
     99.3.5*  Selected Historical Financial and Operating Data and Management's Discussion and
              Analysis - West Virginia PCS Alliance
     99.4.1*  Audited consolidated financial statements and unaudited interim condensed consolidated financial statements of CFW Communications
              Company.
     99.4.2*  Audited financial statements and unaudited interim financial statements of PrimeCo Personal Communications, L.P., Richmond Major Trading Area,
              also referred to as Richmond-Norfolk PCS.
     99.4.3*  Audited consolidated financial statements and unaudited interim consolidated financial statements of R&B Communications, Inc.
     99.4.4*  Audited financial statements and unaudited interim condensed financial statements of Virginia PCS Alliance, L.C.
     99.4.5*  Audited Financial statements and unaudited interim condensed financial statements of West Virginia PCS Alliance, L.C.
     99.5     Press Release dated July 10, 2000 regarding the private placement of debt securities.
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* Information relates to a proposed private placement of debt securities.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CFW COMMUNICATIONS COMPANY
                                    (Registrant)


                                    By: /s/ Michael B. Moneymaker
                                       -------------------------------------
                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                       Officer, Treasurer and Secretary


Date: July 10, 2000